Exhibit 99.1

EXECUTION COPY

AMENDMENT NO. 2

TO
CREDIT AND SECURITY AGREEMENT

AMENDMENT NO. 2 TO CREDIT AND SECURITY AGREEMENT (this “Amendment No. 2”) is made this August 5, 2022 (the “Effective Date”), by and between ALFI, INC., a Delaware corporation, as the borrower hereunder (the “Company” or the “Borrower”), and Lee Aerospace, Inc., a Kansas corporation (the “Lender” and, together with the Borrower, the “Parties” and each, individually, a “Party”).

R E C I T A L S :

The Parties have entered into a Credit and Security Agreement, dated as of April 12, 2022, as amended by Amendment No. 1 to Credit and Security Agreement, dated as of June 27, 2022 (as so amended, the “Credit Agreement”), and desire to amend the Credit Agreement to as set forth herein.

NOW, THEREFORE, for and in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the Parties, the Parties agree as follows:

1.	Definitions. Capitalized terms used and not defined in this Amendment No. 2 have the respective meanings assigned to them in the Credit Agreement.

2.	Amendments to the Credit Agreement. As of the Effective Date, the Credit Agreement is amended as follows:

a.	The definition of “Available Credit” set forth in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

“Available Credit” means, at any time, the amount, if any, by which Three Million Two Hundred Fifty Thousand Dollars ($3,250,000) exceeds the sum of the aggregate principal amount of the Loans made hereunder before such time.

b.	The definition of “Note” set forth in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

“Note” means, collectively, one or more promissory notes of the Company, including convertible promissory notes, made payable to the order of the Lender, evidencing Loans made or to be made by the Lender under the Credit Facility, and in form and substance satisfactory to the Lender.

c.	The reference in Section 2.01 of the Credit Agreement to “Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000)” is amended and restated as, and replaced with, “Three Million Two Hundred Fifty Thousand Dollars ($3,250,000)”.

d.	Notwithstanding anything to the contrary in the other Credit Documents, Loans with up to an aggregate principal amount equal to Five Hundred Thousand Dollars ($500,000), which are advanced by the Lender to the Borrower in excess of Loans with an aggregate principal amount equal to Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000), shall be evidenced by a Non-Revolving Line of Credit Convertible Note in the form attached hereto as Exhibit A (the “Convertible Note”).

e.	For the avoidance of doubt: (i) the Convertible Note constitutes a Note under the Credit Documents; (ii) the advances made by the Lender under the Credit Facility and evidenced by the Convertible Note constitute Loans under the Credit Documents; and (iii) the advances, debts, liabilities, obligations, covenants and duties of the Borrower under the Convertible Note constitute Obligations under the Credit Documents. Notwithstanding anything to the contrary in this Amendment No. 2, the Convertible Note or any other Credit Document, the Convertible Note is not controvertible into any shares of Common Stock, and no shares of Common Stock are issuable under the Convertible Note, prior to the Initial Conversion Date (as defined in the Convertible Note).

3.	Second Warrant. In connection with the execution and delivery of this Amendment No. 2 by the Lender and the Borrower, the Borrower shall issue to the Lender a three-year warrant to purchase 375,000 shares of Common Stock (the “Second Warrant”) in the form of Warrant attached hereto as Exhibit B and subject to the terms and conditions set forth therein. Notwithstanding anything to the contrary in this Amendment No. 2, the Second Warrant or any other Credit Document, the Second Warrant is not exercisable for, or controvertible into, any shares of Common Stock, and the Lender may not purchase any shares of Common Stock under the Second Warrant, prior to the Exercise Date (as defined in the Second Warrant).

4.	Investor Representations.

a.	For purposes of this Amendment No. 2, and notwithstanding anything to the contrary in the other Credit Documents, “Securities” means, collectively, the Second Warrant, the Convertible Note, the shares of Common Stock issuable upon exercise of the Second Warrant and the shares of Common Stock issuable upon conversion of the Convertible Note.

b.	The Lender has such knowledge, skill and experience in business, financial and investment matters that the Lender is capable of evaluating the merits and risks of an investment in the Securities. The Lender, with the assistance of its professional advisors, has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Securities. The Lender is able to bear the risks associated with an investment in the Securities, and it is authorized to invest in the Securities.

c.	The Lender is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

d.	The Lender is acquiring the Securities solely for the Lender’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities. The Lender understands that the Securities have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Lender and of the other representations made by the Lender in this Amendment No. 2. The Lender understands that the Borrower is relying upon the representations and agreements contained in this Amendment No. 2 (and any supplemental information) for the purpose of determining compliance with such exemptions.

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e.	The Lender understands that the Securities are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the Securities and Exchange Commission provide in substance that the Lender may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act, and the Lender understands that, except as otherwise set forth in the Second Warrant or the Convertible Note, the Borrower has no obligation or intention to register any of the Securities, or the offering or sale thereof, or to take action so as to permit offers or sales pursuant to the Securities Act or an exemption from registration thereunder. Consequently, the Lender understands that it must bear the economic risks of the investment in the Securities for an indefinite period of time.

f.	The Lender agrees: (i) that the Lender will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, unless the transaction is registered under the Securities Act and complies with the requirements of all applicable state securities laws, or the transaction is exempt from the registration provisions of the Securities Act and all applicable requirements of state securities laws; (ii) that the certificates representing the Securities will bear a legend, and any book-entry registration of the Securities will bear a notation, in each case in form and substance acceptable to the Borrower, making reference to the foregoing restrictions; and (iii) that the Borrower and its Affiliates shall not be required to give effect to any purported transfer of such Securities, except upon compliance with the foregoing restrictions.

g.	The Lender acknowledges that neither the Borrower nor any other person offered to sell the Securities to the Lender by means of any form of general solicitation or advertising, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; or (ii) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

5.	Effectiveness. This Amendment No. 2 is effective as of the Effective Date. Except as expressly provided in this Amendment No. 2, all of the terms and provisions of the Credit Agreement are and will remain in full force and effect. On and after the Effective Date, each reference in the Credit Agreement to “this Credit Agreement,” “the Credit Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the Credit Agreement in any other agreements, documents, or instruments executed and delivered pursuant to, or in connection with, the Credit Agreement, will mean and be a reference to the Credit Agreement as further amended by this Amendment No. 2.

6.	Miscellaneous.

a.	This Amendment No. 2 shall be governed by and construed in accordance with the laws of the State of Florida, excluding its choice-of-law principles, and all claims, disputes and controversies relating to or arising out of this Amendment No. 2 or the breach thereof, whether sounding in contract, tort, or otherwise, shall likewise be governed by the laws of the State of Florida, excluding its choice-of-law principles. Any legal action or proceeding with respect to this Amendment No. 2 may be brought in the courts of the State of Florida sitting in Miami, Florida, or the United States District Court for the Southern District, Miami Division, and by execution and delivery of this Amendment No. 2, the Borrower and the Lender consent, each for itself and in respect of its Property, to the non-exclusive jurisdiction of those courts. The Borrower and the Lender each irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Amendment No. 2 or other document related thereto. The Borrower and the Lender each waives personal service of any summons, complaint, or other process, which may be made by any other means permitted by the Law of the State of Florida.

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b.	The provisions of this Amendment No. 2 shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lender. Nothing in this Amendment No. 2, expressed or implied, shall be construed to confer upon any Person (other than the Parties, their respective successors and assigns permitted hereby) any legal or equitable right, remedy, or claim under or by reason of this Amendment No. 2.

c.	This Amendment No. 2 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

d.	This Amendment No. 2 constitutes the sole and entire agreement between the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Amendment No. 2 to be duly executed as of the date first above written.

BORROWER:	ALFI, INC.
a Delaware corporation

	By:	/s/ Louis Almerini
Name: Louis Almerini
Title: Interim Chief Financial Officer

LENDER:	LEE AEROSPACE, INC.
a Kansas corporation

	By:	/s/ James Lee
Name: James Lee
Title: President

Lending Office:

Lee Aerospace, Inc.

9323 E. 34th St.

Wichita, Kansas 67226

Attn: President

Facsimile Number: (316) 636-9256

Email address: jlee@leeaerospace.com

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